UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2011

Robbins & Myers, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	001-13651	31-0424220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Plum St., Suite 260, Dayton, Ohio		45440
(Address of principal executive offices)		(Zip code)

937-458-6600

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2011, in connection with its annual equity grants to employees, the Compensation Committee of the Board of Directors of Robbins & Myers, Inc. (the “Company”) granted Restricted Share Units (“RSUs”) to certain of the Company’s executive officers under the Robbins & Myers, Inc. 2004 Stock Incentive Plan as Amended (the “2004 Plan”). The grants were special, one-time grants intended to recognize performance during fiscal 2011. Each RSU represents the right to receive one common share of the Company and vests on the third anniversary of the date of grant provided that the employee remains in service with the Company until that date. The vested RSUs are converted into common shares upon the earlier of three years after the date of grant, the employee’s termination of service with the Company, or a change of control of the Company. The Company’s executive officers received the following special RSU awards:

Peter C. Wallace, President and Chief Executive Officer – 2,740 RSUs

Christopher M. Hix, Senior Vice President and Chief Financial Officer – 1,370 RSUs

Saeid Rahimian, Senior Vice President and President, Energy Services – 1,370 RSUs

The Compensation Committee also approved a form of Restricted Share Unit Award Agreement, which is included as Exhibit 10.1 to this Report.

On October 6, 2011, in connection with its annual equity grants to employees, the Compensation Committee of the Board of Directors of the Company granted performance shares to certain of the Company’s executive officers under the Company’s Fiscal 2012 Long-Term Incentive Plan, a subplan under the Company’s 2004 Plan. Historically, the Company has granted performance shares with a performance period of one year followed by a service period of two years. The performance shares granted on October 6, 2011 were revised to include three one-year performance periods. One-third of the award is allocated to each of fiscal 2012, fiscal 2013 and fiscal 2014. The performance shares are earned based on the Company’s performance during each of the three fiscal years and are paid out together with dividend equivalents if the employee remains employed through August 31, 2014. The Company’s executive officers received the following performance share awards:

Peter C. Wallace, President and Chief Executive Officer – 10,440 Performance Shares

Christopher M. Hix, Senior Vice President and Chief Financial Officer – 2,930 Performance Shares

Saeid Rahimian, Senior Vice President and President, Energy Services – 3,080 Performance Shares

Jeffrey L. Halsey, Vice President – Human Resources – 1,450 Performance Shares

Kevin J. Brown, Controller – 760 Performance Shares

The Compensation Committee approved two forms of Performance Share Award Agreements, which are included as Exhibit 10.2 and Exhibit 10.3 to this Report.

Item 9.01	Financial Statements and Exhibits

10.1	Form of Restricted Share Unit Award Agreement
10.2	Form of Performance Share Award Agreement (Peter C. Wallace and Retirement-Eligible Employees)
10.3	Form of Performance Share Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robbins & Myers, Inc.

Date: October 11, 2011	By:	/s/ Peter C. Wallace
Peter C. Wallace
President and Chief Executive Officer

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